                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2002
                                                           -------------

                               Chase Funding, Inc.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


         New York                 333-68848                   13-3840732
--------------------------    -----------------       --------------------------
     (State or other             (Commission                (IRS Employer
     jurisdiction of             File Number)             Identification No.)
     incorporation)


             300 Tice Boulevard
             Woodcliff Lake, NJ                                   07675
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  (Address of principal executive offices)                       Zip Code



           Registrant's telephone, including area code: (201) 782-9084

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 5.  Other Events

         Acquisition or Disposition of Assets: General
         ---------------------------------------------

         On July 18, 2002, Chase Funding, Inc. issued its Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-2, such series representing interests in a pool of fixed rate and adjustable rate sub-prime one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated July 16, 2002, as supplemented by the prospectus supplement dated July 16, 2002 (together, the "Prospectus").

         The Group I Certificates consist of the Class IA-1 Certificates, the Class IA-2 Certificates, the Class IA-3 Certificates, the Class IA-4 Certificates, the Class IA-5 Certificates, the Class IA-6 Certificates, the Class IM-1 Certificates, the Class IM-2 Certificates, the Class IB Certificates, the Class IL Certificates and the Class IP Certificates. The Group II Certificates consist of the Class IIA-1 Certificates, the Class IIM-1 Certificates, the Class IIM-2 Certificates, the Class IIB Certificates, the Class IIL Certificates and the Class IIP Certificates.

         The Trust Fund consists of the Mortgage Pool secured by liens on real property and certain other property described in the Prospectus. The Mortgage Pool is divided into two separate groups of Mortgage Loans: Group I and Group
II. The Group I Certificates represent an undivided ownership interest in the Group I Mortgage Loans which consist of certain Fixed Rate Mortgage Loans and the Group II Certificates represent an undivided ownership interest in the Group II Mortgage Loans which consist of certain Fixed Rate Mortgage Loans and certain Adjustable Rate Mortgage Loans.

         Attached as Exhibit 99 are tables which reflect certain statistical data regarding the final Mortgage Pool. The attached tables describe the Mortgage Loans and the related Mortgaged Properties as of the later of the Cut-off Date or the origination date of the Mortgage Loan, as applicable.






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


ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)      Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                            Description
---------------                        -----------
(4)                                    Pooling and Servicing Agreement among Chase Funding, Inc.,
                                       Chase Manhattan Mortgage Corporation and Citibank, N.A.,
                                       dated as of July 1, 2002, for Chase Funding Mortgage Loan
                                       Asset-Backed Certificates, Series 2002-2.

(99)                                   Statistical information regarding the Mortgage
                                       Loans and the related Mortgaged Properties in the final
                                       Mortgage Pool.





















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


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   CHASE FUNDING, INC.

Date: August 2, 2002
      -------------------                          By:    /s/ Eileen A. Lindblom
                                                          ----------------------
                                                   Name:  Eileen A. Lindblom
                                                   Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                           Description
-----------                           -----------
(4)                                   Pooling and Servicing Agreement among Chase Funding, Inc.,
                                      Chase Manhattan Mortgage Corporation and Citibank, N.A.,
                                      dated as of July 1, 2002, for Chase Funding Mortgage Loan
                                      Asset-Backed Certificates, Series 2002-2.

(99)                                  Statistical information regarding the Mortgage
                                      Loans and the related Mortgaged Properties in the final
                                      Mortgage Pool.




















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